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                                                                    EXHIBIT 99.1


                          [GRANT THORNTON LETTERHEAD]


April 23, 1999


Securities and Exchange Commission
Washington, D.C. 20549

Re:  SeQuester Holding, Incorporated
     File NO. 33-06827LA


Dear Sir or Madam:

We have read item 4 of the Form 8-K of Client Company dated April 23, 1999, and agree with the statements contained in Section A of that Item. We do not have sufficient knowledge to comment on the statements in Section B.

Very truly yours,

/s/ GRANT THORNTON LLP